SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 21, 2003


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                              Black Box Corporation
               (Exact Name of Registrant as Specified in Charter)



 Delaware                         0-18706                     95-3086563
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


 1000 Park Drive
 Lawrence, Pennsylvania                                       15055
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500

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Item 12. Results of Operations and Financial Condition
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     On  October  21,  2003,  Black  Box  Corporation  issued  a  press  release announcing its financial results for the quarter ended September 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BLACK BOX CORPORATION



Date:  October 21, 2003             By: /s/ Michael McAndrew
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                                        Michael McAndrew
                                        Chief Financial Officer, Treasurer and
                                        Principal Accounting Officer




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                                  Exhibit Index
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         Exhibit Number       Description
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         99.1                 Press Release dated October 21, 2003




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